SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 16, 2004
                               ------------------


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                     Colorado                              333-01173                       84-0467907
                    ---------                             -----------                     ------------
  (State or other jurisdiction of incorporation)      (Commission File No.)     (IRS Employer Identification No.)

            8515 East Orchard Road, Greenwood Village, Colorado 80111
            --------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)


                                 (303) 737-3000
                                -----------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE

On December 16, 2004, GWL&A Financial Inc., the parent company of the Registrant, issued a press release announcing that an affiliated trust, Great-West Life & Annuity Insurance Capital I, had completed the redemption of all 7,000,000 of its 7.25% Subordinated Capital Income Securities and all 216,496 of its Common Securities.

A copy of the press release is attached as Exhibit 99 hereto.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99       GWL&A Financial Inc. press release dated December 16, 2004



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 16, 2004

                         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                         By: /s/ Richard G. Schultz
                         Name: Richard G. Schultz
                         Title: Vice President, Counsel and Associate Secretary




                                  EXHIBIT INDEX

Exhibit No.    Description
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99             Press release issued by GWL&A Financial Inc. on December 16, 2004